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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                              PHARSIGHT CORPORATION
        -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE                           77-0401273
        ----------------------------------   ----------------------------
           (State of Incorporation                  (I.R.S. Employer
              or Organization)                     Identification No.)

        800 WEST EL CAMINO REAL, SUITE 200
            MOUNTAIN VIEW, CALIFORNIA                    94040
        ----------------------------------   ----------------------------
               (Address of                             (Zip code)
        principal executive offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. [X]

Securities Act registration statement number to which this form relates (if applicable): 333-34896

Securities to be registered pursuant to Section 12(b) of the Securities Act:

      Title of Each Class                   Name of Each Exchange on which
      to be so Registered                   Each Class is to be Registered
   ------------------------          -------------------------------------------
             None                                         N/A

Securities to be registered pursuant to Section 12(g)     COMMON STOCK, $0.001
of the Securities Act:                                   -----------------------
                                                             (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock" commencing on page 56 of the Prospectus included in Registrant's Registration Statement on Form S-1, No. 333-34896, as amended, initially filed with the Securities and Exchange Commission on April 17, 2000 and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

     Exhibit
     Number       Description
     -------      --------------------------------------------------------------
     3.1(1)       Amended and Restated Certificate of Incorporation of the
                  Registrant.

     3.1.1(1) Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant.

     3.2(1) Amended and Restated Certificate of Incorporation, to be effective upon completion of the offering.

     3.3(1)       Bylaws of the Registrant.

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(1)  Filed as an exhibit to Registrant's Registration Statement on Form S-1, No.
     333-34896, as amended, initially filed with the Securities and Exchange Commission on April 17, 2000, and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 4, 2000                    PHARSIGHT CORPORATION

                                         /s/ Robin A. Kehoe
                                         -----------------------------------
                                         By: Robin A. Kehoe
                                         Title: Senior Vice President, Finance
                                                and Chief Financial Officer